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                                                                  EXHIBIT 4.23

                         FIRST AMENDMENT dated as of April 15, 1996 (this
                    "FIRST AMENDMENT"), to the Amended and Restated Credit Agreement dated as of September 26, 1995 (as amended to the date hereof, the "AMENDED CREDIT AGREEMENT"), among Horizon/CMS Healthcare Corporation, a Delaware corporation ("HORIZON"), Continental Medical Systems, Inc., a Delaware corporation ("CONTINENTAL", and together with Horizon, the "BORROWERS"), the lenders listed on the signature pages thereto (the "LENDERS") and NationsBank of Texas, N.A., as agent for the Lenders (in such capacity, the "AGENT") and as issuing bank (in such capacity, the "ISSUING BANK").

     The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Amended Credit Agreement as provided herein.

     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement (the Amended Credit Agreement, as amended and waived by, and together with, this First Amendment, and as hereinafter amended, modified, extended or restated from time to time, being called the "AMENDED AGREEMENT").

     Accordingly, the parties hereto hereby agree as follows:

     SECTION 1.01. AMENDMENT TO SECTION 1.01. The following parenthetical phrase is hereby added to the definition of "subsidiary" in Section 1.01 of the Amended Agreement after the word "Controlled" in the second to the last line of such definition:

          "(other than Control arising solely from a management contract entered into in good faith and on an arms-length basis with an independent, unrelated third party),"

     SECTION 1.02. AMENDMENTS TO SECTION 2.20. (a) The following sentence is hereby added at the end of Section 2.20(a) of the Amended Agreement:

          "For purposes hereof, the "issuance of a Letter of Credit" includes the amendment, renewal or extension of a Letter of Credit."

     (b) The following phrase is hereby added in clause (i) of Section 2.20(b) of the Amended Agreement immediately following the "(i)":

          "subject to extension (including pursuant to any automatic renewal provision in customary form),"

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     SECTION 1.03.  AMENDMENT TO SECTION 6.01.  Section 6.01 of the Amended
Agreement is hereby amended by deleting the period at the end of paragraph
(i) thereof and adding "; and" and by adding the following paragraph immediately after paragraph (i) thereof:

          "(j) Guarantees permitted by Section 6.04(e)(ii)."

     SECTION 1.04. AMENDMENT TO SECTION 6.04. Paragraph (e) of Section 6.04 of the Amended Agreement is hereby amended as follows:

          (a) a "(i)" is hereby added immediately following the "(e)" which begins paragraph (e) thereof;

          (b) the following language is hereby added after the word "parties" and before the ";" on the fifth line of paragraph (e) thereof:

               "and (ii) loans and advances to, and guarantees in favor of, any person which Horizon or any of its Subsidiaries has an option or other right to acquire, whether such option is exercisable immediately, upon the passage of time or upon the occurrence of specified events";

          (c) the word "investment" after "PROVIDED in the case of each such" in the fifth line of paragraph (e) thereof is hereby deleted and the following language is hereby added after "PROVIDED that in the case of each such" and before the ", that:":

               "equity investment, loan, advance or guarantee (each of the foregoing being referred to herein as an "INVESTMENT")";

          (d) clauses (i), (ii) and (iii) of the proviso to paragraph (e) are hereby redesignated as clauses (A), (B) and (C), respectively;

          (e) the following language is hereby added after the word "Subsidiary" and before the ")" on the fifth line of clause (B) of the proviso to paragraph (e):

               ", and in the case of investments in connection with an option or other right to acquire any person, including the maximum aggregate potential liability of Horizon and the Subsidiaries related to such option or other right and any loan, advance or guarantee associated therewith";

          (f) a "," is hereby added after the ")" following the language added pursuant to the preceding paragraph (e) hereof;

          (g) the following language is hereby added to the beginning of clause (C) of the proviso to paragraph (e):

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               "in the case of investments referred to in clause (i) above, such person (I)";

          (h) a "(II)" is hereby added to clause (C) of the proviso to paragraph (e) after "as applicable, or" and before "shall have executed", and an "and" is hereby added to the end of clause (C) of the proviso to paragraph (e); and

          (i) the following language is hereby added immediately following clause (C) of the proviso to paragraph (e):

               "(D) in the case of investments referred to in clause (ii) above, (I) any such loan or advance shall be repaid, retired or refinanced as otherwise permitted hereunder, and any such guarantee shall be released, upon consummation of the acquisition of such person or upon termination of such option or other right and (II) in the case of any loan or other advance, Horizon or the applicable Subsidiary shall have (1) pledged and delivered to the Agent for the benefit of the Secured Parties a promissory note of such person evidencing its obligation to repay such loan or advance and (2) assigned to the Agent for the benefit of the Secured Parties any collateral for such promissory note received by Horizon or such Subsidiary in connection therewith;"

     SECTION 1.05. WAIVER. On and as of (but not before) the First Amendment Effective Date (as defined in Section 1.07), the failure of the Borrower to comply with Section 6.04 of the Amended Credit Agreement prior to (but not after) the First Amendment Effective Date as a result of its investments in Texas Health Enterprises, Inc. shall be permanently waived. The preceding sentence shall be limited precisely as written.

     SECTION 1.06. REPRESENTATIONS AND WARRANTIES. The Borrowers hereby represent and warrant to the Agent and the Lenders, as follows:

          (a) The representations and warranties set forth in Article III of the Amended Agreement, and in each other Loan Document, are true and correct in all material respects on and as of the date hereof and on and as of the First Amendment Effective Date with the same effect as if made on and as of the date hereof or the First Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an earlier date.

          (b) Each of the Borrowers, the Subsidiary Pledgors and the Subsidiary Guarantors is in compliance with all the terms and conditions of the Amended Agreement and the other Loan Documents on its part to be observed or performed and no Default or Event of Default has occurred or is continuing under the Amended Agreement.

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          (c)  The execution, delivery and performance by each of the
     Borrowers of this First Amendment have been duly authorized by such party.

          (d) This First Amendment constitutes the legal, valid and binding obligation of each of the Borrowers, enforceable against it in accordance with its terms.

          (e) The execution, delivery and performance by each of the Borrowers of this First Amendment (i) do not conflict with or violate
     (A) any provision of law, statute, rule or regulation, or of the certificate of incorporation or by-laws of either of the Borrowers,
     (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which either of the Borrowers is a party or by which it or any of its property may be bound and (ii) do not require any consents under, result in a breach of or constitute (with notice or lapse of time or both) a default under any such indenture, agreement or instrument.

     SECTION 1.07. EFFECTIVENESS. This First Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the "FIRST AMENDMENT EFFECTIVE DATE"):

          (a) The Agent shall have received duly executed counterparts of this First Amendment which, when taken together, bear the authorized signatures of the Borrowers and the Required Lenders.

          (b) The Required Lenders shall be satisfied that the representations and warranties set forth in Section 1.06 are true and correct on and as of the First Amendment Effective Date and that no Default or Event of Default has occurred or is continuing.

          (c) There shall not be any action pending or any judgment, order or decree in effect which, in the judgment of the Required Lenders or their counsel, is likely to restrain, prevent or impose materially adverse conditions upon performance by any of the Borrowers, the Subsidiary Pledgors or the Subsidiary Guarantors of its obligations under the Loan Documents.

          (d) Horizon Facilities Management, Inc. ("HORIZON FM") shall have pledged and delivered to the Agent for the benefit of the Secured Parties a promissory note of Texas Health Enterprises, Inc. in the principal amount of $30,000,000 payable to Horizon FM.

          (e) The Required Lenders shall have received such other documents, legal opinions, instruments and certificates as they shall reasonably request and such other documents, legal opinions, instruments and certificates shall be satisfactory in form and substance to the Required Lenders and their counsel. All

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     corporate and other proceedings taken or to be taken in connection with this First Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Required Lenders and their counsel.

     SECTION 1.08. APPLICABLE LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY APPLY.

     SECTION 1.09. EXPENSES. The Borrowers shall pay all reasonable out-of-pocket expenses incurred by the Agent and the Required Lenders in connection with the preparation, negotiation, execution, delivery and enforcement of this First Amendment, including, but not limited to, the reasonable fees and disbursements of counsel. The agreement set forth in this Section 1.09 shall survive the termination of this First Amendment and the Amended Agreement.

     SECTION 1.10. COUNTERPARTS. This First Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

     SECTION 1.11. CREDIT AGREEMENT. Except as expressly set forth herein, the amendments and waiver provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent or the other Secured Parties under the Amended Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreement or any other Loan Document. Each of the amendments and waiver provided herein shall apply and be effective only with respect to the provisions of the Amended Agreement specifically referred to by such amendment or waiver, as the case may be. Except as expressly amended herein, the Amended Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Amended Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Amended Agreement.

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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                         HORIZON/CMS HEALTHCARE CORPORATION,
                         as a Borrower

                         By
                            -------------------------------------------------
                            Name:
                            Title:

                         CONTINENTAL MEDICAL SYSTEMS, INC.,
                         as a Borrower

                         By
                            -------------------------------------------------
                            Name:
                            Title:

                         NATIONSBANK OF TEXAS, N.A., as Agent, as Issuing Bank and as a Lender

                         By
                            -------------------------------------------------
                            Name:
                            Title:

                         BANK OF AMERICA NT & SA, as Managing
                         Agent and as a Lender

                         By
                            -------------------------------------------------
                            Name:
                            Title:

                         MORGAN GUARANTY TRUST COMPANY OF NEW
                         YORK, as a Lender

                         By
                            -------------------------------------------------
                            Name:
                            Title:

                         CREDIT LYONNAIS CAYMAN ISLAND BRANCH,
                         as Co-Agent and as a Lender

                         By
                            -------------------------------------------------
                            Name:
                            Title:

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                         LONG TERM CREDIT BANK OF JAPAN, LTD., LA
                         AGENCY, as Co-Agent and as a Lender

                         By
                            -------------------------------------------------
                            Name:
                            Title:

                         PNC BANK, NATIONAL ASSOCIATION, as Co-Agent and as a Lender

                         By
                            -------------------------------------------------
                            Name:
                            Title:

                         CHEMICAL BANK, as a Lender

                         By
                            -------------------------------------------------
                            Name:
                            Title:

                         FIRST INTERSTATE BANK OF TEXAS, N.A.,
                         as a Lender

                         By
                            -------------------------------------------------
                            Name:
                            Title:

                         TORONTO DOMINION (TEXAS) INC., as a Lender

                         By
                            -------------------------------------------------
                            Name:
                            Title:

                         BANKERS TRUST COMPANY, as a Lender

                         By
                            -------------------------------------------------
                            Name:
                            Title:


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                         BANQUE PARIBAS, as a Lender

                         By
                            -------------------------------------------------
                            Name:
                            Title:

                         By
                            -------------------------------------------------
                            Name:
                            Title:

                         BANQUE NATIONALE de PARIS, as a Lender

                         By
                            -------------------------------------------------
                            Name:
                            Title:

                         By
                            -------------------------------------------------
                            Name:
                            Title:

                         DEUTSCHE BANK AG, LOS ANGELES AND/OR
                         CAYMAN ISLANDS BRANCHES, as a Lender

                         By
                            -------------------------------------------------
                            Name:
                            Title:

                         By
                            -------------------------------------------------
                            Name:
                            Title:

                         MELLON BANK, N.A., as a Lender

                         By
                            -------------------------------------------------
                            Name:
                            Title:

                         FLEET BANK OF MASSACHUSETTS, as a Lender

                         By
                            -------------------------------------------------
                            Name:
                            Title:

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                         SOCIETY NATIONAL BANK, as a Lender

                         By
                            -------------------------------------------------
                            Name:
                            Title:

                         SUNWEST BANK OF ALBUQUERQUE, N.A., as a
                         Lender and as Issuing Bank

                         By
                            -------------------------------------------------
                            Name:
                            Title:

                         THE BANK OF TOKYO TRUST COMPANY, as a Lender

                         By
                            -------------------------------------------------
                            Name:
                            Title:

                         THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, as a Lender

                         By
                            -------------------------------------------------
                            Name:
                            Title:

                         THE NIPPON CREDIT BANK, LTD., LOS ANGELES
                         AGENCY, as a Lender

                         By
                            -------------------------------------------------
                            Name:
                            Title:

                         THE SUMITOMO BANK, LIMITED, as a Lender

                         By
                            -------------------------------------------------
                            Name:
                            Title:

                         THE SUMITOMO TRUST & BANKING CO., LTD., NEW
                         YORK BRANCH, as a Lender

                         By
                            -------------------------------------------------
                            Name:
                            Title:

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                         THE SUMITOMO BANK, LIMITED, CHICAGO
                         BRANCH, as a Lender

                         By
                            -------------------------------------------------
                            Name:
                            Title:


                         THE MITSUBISHI BANK, LTD., LOS ANGELES
                         BRANCH, as a Lender

                         By
                            -------------------------------------------------
                            Name:
                            Title:


                         THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                         LOS ANGELES AGENCY, as a Lender

                         By
                            -------------------------------------------------
                            Name:
                            Title: